SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential,  Use of the Commission Only (as permitted by
       Rule 14aB6(e)(2))Proxy  Statement
[X]    Definitive  Proxy  Statement
[ ]    Definitive  Additional Materials
[ ]    Soliciting Material Pursuant to ~240.14aB11(c) or ~ 240.14aB12



                          WAVERIDER COMMUNICATIONS INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



   ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a?6(i)(4) and 0?11.

         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0B11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is  offset as  provided  by   Exchange
         Act Rule 0B11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:
------------------------------------------------------------------------------

                          WAVERIDER COMMUNICATIONS INC.
                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 28, 1999
                    ----------------------------------------

To our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of WaveRider Communications Inc. (the "Company") to be held in the British Columbia Room of the Royal York Hotel, 100 Front Street, Toronto, Ontario Canada M5J 1E3, on Friday, May 28, 1999, at 2:00 p.m. The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement:

(1) To elect 5 members of the Board of Directors, each to serve until the next annual meeting of shareholders and until his respective successor has been duly elected and qualified.

(2) To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the year ending December 31, 1999.

(3)  To approve the Company's 1999 Incentive and Nonqualified Stock Option Plan.

(4)  To consider such other matters as may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 22, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                             YOUR VOTE IS IMPORTANT!

         Please date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum at the meeting and so that your shares may be voted in accordance with your wishes. Doing so will assist the Company in reducing the expenses of additional proxy solicitation.

         Signing and returning the proxy card does not affect your right to vote in person if you attend the meeting.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ D. Bruce Sinclair
                                     ----------------------
                                     D. Bruce Sinclair
                                     President and Chief Executive Officer
DATED: April 26, 1999

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY TO THE ADDRESS PROVIDED. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.


                          WAVERIDER COMMUNICATIONS INC.
                          235 Yorkland Blvd, Suite 1101
                        Toronto, Ontario, Canada, M2J 4Y8

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  May 29, 1999

                             SOLICITATION OF PROXIES

         This  Proxy  Statement  is  being  furnished  to  the  shareholders  of
WaveRider Communications Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held Friday, May 29, 1999, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about April 22, 1999.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying material. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                     VOTING
Record Date

         The Board of Directors has fixed the close of business on April 22, 1999 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 41,705,481 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of the Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted FOR the election of each of the 5 director nominees; FOR the ratification of the appointment by the Board of PricewaterhouseCoopers LLP, as independent public accountants of the Company for the year ending December 31, 1999; FOR the approval of the 1999 incentive and nonqualified stock option plan; and in the discretion of the proxy holder as to any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

Vote Required

         The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or the absence of a quorum. Under Nevada corporate law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

         In the election of directors, shareholders will not be allowed to cumulate their votes. The 5 nominees receiving the highest number of votes will be elected. The ratification of the selection of an independent public accountant and any other matter presented for approval by the shareholders will be approved, in accordance with Nevada law, if the votes cast in favor of a matter exceed the votes cast opposing such matter. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors, the ratification of the selection of the independent public accountants or any other matter presented for approval by the shareholders.


                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, 5 directors will be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each of the nominees for director identified below is currently a director of the Company.

         Shareholders do not have cumulative voting rights in the election of directors (each shareholder is entitled to vote one vote for each share held for each director). Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote "FOR" the election of each of the persons identified as nominees for directors below. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxies will be voted "FOR" such other person or persons, if any, as may be designated by the Board of Directors. The Board has no reason to believe that any nominee herein named will be unable or unwilling to serve.

Nominees for Election as Directors

The following sets forth information about each nominee for election as a director:


         Gerry Chastelet, 52, was appointed a director of the Company in April 1999. Mr. Chastelet is, since December 1998, the President, Chief Executive Officer and a Director of Digital Lightwave, Inc., a leading provider of fiber optic network analysis equipment. From December 1995 to October 1998, he served as President and Chief Executive Officer of Wandel and Goltermann Technologies, Inc., a global supplier of communication test and measurement equipment. From June 1993 to November 1995, he served as Vice President Sales, Marketing and Service - Americas and Asia Pacific for Network Systems Corporation, a supplier of channel-attached communications solutions for large mainframe computers. From 1989 to 1993, he was Vice President Sales, Marketing and Service for Infotron/Gandalf Systems Corporation. Mr. Chastelet holds a degree in Electronics Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA program.


         William E. Krebs, 52, has been a director of the Company since December 1997 and has been Secretary of the Company from that time until the 1999 Annual General Meeting when he will resign as Secretary in favor of Mr. Cameron Mingay. Mr. Krebs is a Chartered Accountant by profession and practiced as such until 1978. He is an Officer and Director of Acrex Ventures Ltd., serving in these roles since January 1995. He formerly served as Director and President of TelcoPlus Enterprises Ltd. and its wholly owned subsidiary, Intertec Telecommunications Inc. until 1995. He further served as a Director and President of CT&T Telecommunications Inc. until 1995. All of the companies named were in the telecommunications field and none was an U.S. reporting company.


         William H. Laird, 51, has been a director of the Company since December 1997. Mr. Laird is a contractor by occupation and has been President of W.H.
Laird Construction Ltd. since December 1974. He has also been a Director and Secretary of Tech-Crete Processors Ltd. Since December 1982 and Piccadilly Place Mall Inc. since November 1991. These companies are in the areas of manufacturing, property and retail trade. He was a director of TelcoPlus Enterprises Ltd. until 1994 and CT&T Telecommunications Inc. until 1995, both of which companies were in the telecommunications field. None of the companies named was an U.S. reporting company.


         Cameron A. Mingay, 47, was appointed a director of the Company in April 1999 and upon election to the Board of Directors will become Secretary of the Company. Mr. Mingay is a Partner at Smith Lyons practising in the areas of securities, corporate commercial, hi-tech and natural resource law. Mr. Mingay is on the Board of Directors for Image Processing Systems Inc. and Matachewan Consolidated Mines, Limited. Mr. Mingay completed his undergraduate work at the University of Wisconsin and York University and his law degree at Queen's University.

         D. Bruce Sinclair, 48, has been a director and the President of the Company since December 1997. Mr. Sinclair has been the Chief Executive Officer of the Company since November 1997. Mr. Sinclair is an experienced management professional with a Masters of Business Administration from the University of Toronto. He has worked in sales and management with companies including IBM Canada, Northern Telecom and Harris Systems Limited. From 1988 to 1991, Mr. Sinclair was with Dell Computer Corporation, a computer manufacturing company, where he held the office of President of its Canadian subsidiary. In 1991 he was appointed Vice-President, Europe for Dell Computer Corporation and subsequently head of Dell in Europe, a position he held until 1994. He resigned from Dell in 1995 and operated his own independent consulting business until joining the Company.

Board and Committee Meetings; Legal Proceedings

         During the year ended December 31, 1998, the Board of Directors held 7 meetings. Each member attended at least 75% of all board meetings.

         The Board of Directors is directly responsible for determining and approving the compensation of the Company's officers, reviewing matters pertaining to the compensation of the Company's employees, and administering the Employee Stock Option (1997) Plan (the "Option Plan") and Employee Stock Compensation (1997) Plan (the "Stock Compensation Plan"). The Board is also directly responsible for determining the adequacy of the Company's internal accounting and financial controls, reviewing the auditor reports and recommendations and interviewing and selecting the Company's independent public accountants. The Board of Directors does not have Compensation, Audit or Nominating Committees or any committees that perform similar functions.

                               EXECUTIVE OFFICERS

         In addition to D. Bruce Sinclair and Cameron A. Mingay, certain information is furnished with respect to the following executive officers of the
Company:

         T. Scott Worthington, 44, is Vice President, Business and Finance of the Company and the Company's chief financial officer. Mr. Worthington is a Chartered Accountant. From 1988 to 1996, he worked at Dell Computer Corporation, in Canada, where he held numerous positions including CFO of the Canadian subsidiary. Subsequent to leaving Dell, he was a financial and business consultant until his joining the Company in January 1998.

         Charles W. Brown, 43, is Vice President, Marketing of the Company since February, 1998. Mr. Brown has a Masters in Business Administration from the University of Western Ontario. From 1994 until joining the Company, Mr. Brown was Clearnet Communications' first Vice President and CIO. Prior to this Mr. Brown has held numerous senior Sales and Marketing positions including Vice President, Sales and Marketing for Trillium Communications (1993-1994) and Director, Strategic Planning and Marketing for BCE Mobile (1990-1993).

         James H. Chinnick, 52, was vice president and general manager of Harris Corporation's Wireless Access Division in Calgary, AB, from 1995 to 1998. Prior to this, Mr. Chinnick held several senior positions with NovAtel (1988-1995), Northern Telecom (1985-1988), Foundation Electronic Instruments (1980-1984) and the Communications Research Centre in Ottawa (1971-1980). In addition to a B.Sc. Engineering (Physics) from Queens University, he has an M.Sc. in Electrical Engineering (Communications) from Queens University and a Diploma in Business Administration from the University of Ottawa. He is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA).

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table describes the compensation earned in fiscal 1998 by the Chief Executive Officer of the Company and the Vice President, Marketing. No other executive officer received compensation in excess of $100,000 in 1998. The two other directors of the Company received $30,333 each as directors of the Company and a Company related to Mr. Krebs received compensation of $55,000 for services rendered in support of two of the private placements made in 1998.

SUMMARY COMPENSATION TABLE 1998

                                      Annual Compensation
Name and                            -------------------------
Principal Position                  Year              Salary            Bonus         Stock Options
------------------                  -------------------------          -------        -------------
Bruce Sinclair (1)                  1998             182,002           155,038
Pres./CEO/Director                  1997             10,500                             1,000,000

Charles Brown                       1998             101,112           39,045           465,000
Vice Pres., Marketing

 (1) Mr. Sinclair's compensation for the fiscal year ended December 31, 1998 was based on an annualized salary and bonus of Can.$500,000 payable Can.$270,000 in cash for the year with the balance payable in shares out of the Employee Stock Compensation (1997) Plan. The amount shown as salary above is the amount paid in cash for the period. The bonus portion, Can. $230,000, was accrued and included in accounts payable at December 31, 1998. In 1997, a total of 800,000 Series B Preferred Shares were transferred to Mr. Sinclair by way of an additional incentive together with the private option to purchase up to 1,000,000 additional common shares. Both the Series B Preferred shares and the private option to purchase common shares were provided by existing shareholders and were not payable by or otherwise a liability of the Company.

Option Grants in Last Fiscal Year

         The following table summarizes option grants during 1998 to the executive officers named in the Summary Compensation Table (the "Named Executive Officers")

                                    Individual Grants
                  ---------------------------------------------------------------
                               Percent of
                               Total
                  Number of    Options                                              Potential Realizable Value
                  Securities   Granted to   Exercise      Market                    at Assumed Annual Rates
                  Underlying   Employees    or Base       Price on                  of Stock Price Appreciation
                  Options      in Fiscal    Price         Date of      Expiration   for Option Term
                  Granted      Year         ($/sh)        Grant        Date         0%       5%          10%
                  -----------  -----------  ---------     ---------    ----------   ---      -------    -------
Charles Brown     240,000      8.5          1.07          1.07         2/16/01      0        12,840      25,680
                  225,000      8.0          1.68          1.68         8/28/01      0        18,900      37,800

Mr. Brown did not exercise any options during fiscal 1998.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

The following table sets forth the aggregate value of unexercised options to acquire shares of the Common Stock held by the Chief Executive Officer on December 31, 1998. The Chief Executive Officer of the Company did not exercise options during the year ended December 31, 1998.

                            Number of                 Value of Unexercised
                            Unexercised Options       In-the-Money Options at
                            at FY-End(#)              FY-End($)(1)
                            -------------------       -----------------------
                            Exercisable/              Exercisable/
Name                        Unexercisable             Unexercisable
                            -------------------       -----------------------
D. Bruce Sinclair           0/1,000,000                        $0/$2,060,000


(1) Calculated based on the difference between the exercise price and the price of a share of the Company's Common Stock on December 31, 1998. The Closing sale price of the Common Stock was $2.62 on December 31, 1998.

Director's Compensation

         To date, the Company's non-employee directors have not been paid for meetings of the Board of Directors attended in person or by telephone. During the year ended December 31, 1998, William Krebs and William Laird were each paid $30,333 for management and consulting services rendered to the Company.

         Effective the election of the Board of Directors in 1999, the non-employee directors will be paid $1,000 plus expenses for each meeting attended during the year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 22, 1999, information with respect to the Company's Common Stock owned beneficially by each director or nominee for director, by the Chief Executive Officer of the Company, by all officers and directors as a group and by each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock. Except as otherwise indicated below, each person named has sole voting and investment power with respect to the shares indicated.


                                                                  Amount and Nature of             Percentage of
Name and Address of Beneficial Owners                             Beneficial Ownership (1)         Class(2)
----------------------------------------------                    ------------------------         -------------
Bruce Sinclair (3)                                                3,000,000                        7.19%
32 Steeplechase Drive, Aurora, Ontario, Canada

William E. Krebs (4)                                              2,479,500                        5.90%
300 Stewart Road, Salt Spring Island, BC Canada

William Laird (4)                                                 1,588,500                        3.78%

All Officers and Directors
   as a Group (6 Persons) (5)                                     7,988,000                        18.48%

__________________
(1) Includes shares subject to an Escrow Agreement, dated March 16, 1998.
(2) Based on 41,705,481 shares of Common Stock outstanding as of April 22, 1999.
(3) Includes shares  beneficially owned through a purchase option agreement with certain  other  shareholders  of the Company that are  exercisable
    within  60  days.  Does  not  including   employee  stock  options  not
    exercisable within 60 days - See Table of Year end Option Values
(4) Includes options to acquire 300,000 shares of common stock presently exercisable or exercisable within 60 days of the proxy date.
(5) Includes options to acquire 1,520,000 shares of common stock presently exercisable or exercisable within 60 days of the proxy date.



Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers and directors and certain beneficial owners of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. These executive officers, directors and beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company is not aware of any late filings.

                PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS


         Ratification of the appointment by the Board of Directors of the independent public accountants for the Company for the year ending December 31, 1999 is to be voted upon at the Annual Meeting. The Board of Directors recommends shareholder ratification of the appointment of PricewaterhouseCoopers LLP, whose appointment has been approved, subject to shareholder approval, by the Board of Directors. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to answer any questions shareholders may have and will be given the opportunity to make a statement if they desire to do so.

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of PricewaterhouseCoopers LLP

         The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the year ending December 31, 1999.


  PROPOSAL NO. 3 -- PROPOSED 1999 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

         The Board of Directors of the Corporation has adopted the 1999 Incentive and Nonqualified Stock Option Plan (the "Stock Option Plan") subject to approval by the stockholders. Under the Internal Revenue Code (the "Code"), stockholder approval of the Stock Option Plan is necessary for stock options relating to the shares issuable under the 1999 Plan to qualify as incentive stock options under Section 422 of the Code ("Incentive Options"). In addition, Nasdaq rules (the "Nasdaq Rules") require stockholder approval of the Stock Option Plan. Approval for purposes of the Code and the Nasdaq Rules will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the Stock Option Plan. The full text of the Stock Option Plan as adopted by the Board of Directors is set forth in EXHIBIT A to this Proxy Statement.

         A total of three million (3,000,000) shares of Common Stock are reserved for issuance under the Stock Option Plan. The Stock Option Plan authorizes (i) the grant of options to purchase Common Stock intended to qualify as Incentive Options, and (ii) the grant of options that do not so qualify ("Nonqualified Options").

         The Stock Option Plan shall terminate on the tenth anniversary of its adoption unless earlier terminated by the Board of Directors.

         The Company intends that the Stock Option Plan will be administered by a committee, consisting of at least two Outside Directors, as defined in the Stock Option Plan (the "Committee"). The Committee will select the individuals to whom awards will be granted and determine the option exercise price and other terms of each award, subject to the provisions of the Stock Option Plan.

         Incentive Options may be granted under the Stock Option Plan to employees and officers of the Company, including members of the Board of Directors who are also employees. Nonqualified Options may be granted under the Stock Option Plan to employees, officers, individuals providing services to the Company and members of the Board of Directors, whether or not they are employees of the Company.

         No options may extend for more than ten years from the date of grant (five years in the case of employees or officers holding 10% or more of the total combined voting power of all classes of stock of the Company or any subsidiary or parent (a "greater-than-ten-percent-stockholder")). The exercise price for Incentive Options may not be less than the fair market value of the Common Stock on the date of grant or, in the case of a greater-than-ten-percent stockholder, no less than 110% of the fair market value. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

         Options are non-transferable except by will or by the laws of descent or distribution. Options generally may not be exercised (i) sixty days after the optionee ceases to be employed by the Company, (ii) ninety days following an optionee's retirement from the Company in good standing by reason of disability or death, and (iii) one hundred and eighty days following an optionee's death or permanent disability.

         Payment of the exercise price for shares subject to options may be made with cash, or, with the consent of the Committee, (i) with shares of Common Stock, (ii) by reducing the number of Option Shares otherwise issuable by a number of shares having a fair market value equal to the aggregate exercise price, (iii) by personal recourse note, or (iv) by such other means as is authorized by the Committee. Full payment for shares exercised must be made at the time of exercise.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

         The grant of an Incentive Option or a Nonqualified Option would not result in income for the grantee or in a deduction for the Company.

         The exercise of a Nonqualified Option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.

         The exercise of an Incentive Option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant and one year after the transfer of shares upon exercise and
(ii) is an employee of the Company or a subsidiary of the Company from the date of grant until three months before the exercise date. If these requirements are met, the basis of the share upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 1999 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN.


                                  OTHER MATTERS

Other Business

         The Board of Directors does not know of any matter to be presented at the Annual Meeting that is not listed in the Notice of Annual Meeting and discussed above. If other matters should properly come before the Annual Meeting, however, the proxy holders will vote in accordance with their best judgment.


Proposals of Security Holders for 2000 Annual Meeting

         Shareholders desiring to submit proposals for the Proxy Statement for the 2000 Annual Meeting of Shareholders of the Company will be required to submit them to T. Scott Worthington, Vice President, Finance and Administration of the Company, at the Company's executive offices, 235 Yorkland Blvd., Suite 1101, Toronto, Ontario, Canada M2J 4Y8, in writing on or before December 31, 1999. Any shareholder proposal must also be proper in form and substance, as determined in accordance with the Exchange Act and the rules and regulations promulgated thereunder.


Additional Information

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 is attached to this Proxy Statement. The exhibits to that Report will also be provided upon request and payment of copying charges. Requests should be directed to T. Scott Worthington, WaveRider Communications Inc., 235 Yorkland Blvd., Suite 1101, Toronto, Ontario, Canada M2J 4Y8.

                                   APPENDIX A

                          WaveRider Communications Inc.

                1999 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

SECTION 1. Purposes of Plan; Definitions

1.1. General Purposes. WaveRider Communications Inc., a Nevada corporation (the "Company"), desires to afford certain executives, key employees and directors of, and certain other individuals providing services to, the Company or its subsidiary companies an opportunity to initiate or increase their proprietary interests in the Company, and thus to create in such persons an increased interest in and greater concern for the long-term welfare of the Company. The Company, by granting under this 1999 Incentive and Nonqualified Stock Option Plan (this "Plan") stock options to acquire shares of common stock of the Company (an "Option"), seeks to retain the services of persons now holding key positions with the Company and to secure the services of other persons capable of filling key positions with the Company or its subsidiary companies.

1.2. Definitions. For purposes of this Plan, the following terms shall have the indicated meanings:

         "Board" means the Board of Directors of the Company.

         "Cause" shall mean, with respect to any Option holder, a determination by the Company (including the Board) or any WaveRider Company that the Holder's employment or other relationship with the Company or such WaveRider Company should be terminated as a result of (i) a material breach by the Option holder of any agreement to which the Option holder and the Company (or such WaveRider Company) are parties, (ii) any act (other than retirement) or omission to act by the Option holder that may have a material and adverse effect on the business of the Company, such WaveRider Company or any other WaveRider Company or on the Option holder's ability to perform services for the Company or such WaveRider Company, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Option holder in connection with the business or affairs of the Company or such WaveRider Company.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor code thereto, together with related rules, regulations and interpretations; and any reference herein to a particular Section of the Code shall include any successor provision of the Code.

         "Committee" has the meaning set forth in Section 2.1 hereof.

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustment pursuant to Section 8 hereof.

         "Greater-Than-Ten-Percent Stockholder" means any individual who, at the time he or she is granted an Option, owns or, as a result of the attribution rules of Section 424(d) of the Code, is deemed to own more than ten percent of the total combined voting power of all classes of stock of the Company or any WaveRider Company.

         "Incentive Option" means any Option designated and qualified as an "incentive stock option" within the meaning of Section 422 of the Code. The Company intends that Incentive Options will qualify as "incentive stock options" within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as the qualification of any Option as an Incentive Option.

         "Nonqualified Option" means any Option that is not an Incentive Option.

         "Non-Employee Director" means any director who is not also an employee of the Company, its parent or any subsidiary.

         "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

         "WaveRider Companies" means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

         "Securities Act" means the Securities Act of 1933, as amended,  and any
successor  act  thereto,   together   with  related   rules,   regulations   and
interpretations.

SECTION 2. Administration

         2.1. Committee. This Plan shall be administered by a committee (the "Committee") consisting of at least two Outside Directors. It is the intention of the Company that the Plan shall be administered to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director as defined in the Rule. Except as specifically reserved to the Board under the terms of the Plan, and subject to Section 4.2 hereof, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board, and any reference in this Plan to the Committee shall be deemed to refer to the Board to the extent the Board is exercising any of the powers and functions of the Committee.

         2.2. Powers of the Committee. Subject to the terms and conditions of this Plan and except with respect to Options granted pursuant to Section 4.2, the Committee shall have the power:

         (a) to determine from time to time the individuals to whom Options shall be granted and the terms, conditions, restrictions and provisions (which need not be identical) of each of those Options, including, with respect to each Option, the time at which the Option shall be granted, the number of shares of Common Stock that shall be subject to the Option, the exercise price for each share of Common Stock subject to the Option (which price shall be subject to the requirements of Section 6.3), the period during which the Option shall be exercisable (whether in whole or in part) and the time or times when each Option shall become exercisable;

         (b) to modify or amend, in its sole discretion, conditionally or unconditionally, any outstanding Option granted under this Plan, including a reduction of the exercise price, an acceleration of the vesting schedule, or an extension of the expiration date;

         (c) to accelerate, in its sole discretion, an Option holder's right to exercise his or her Option in whole or in part, conditionally or unconditionally, at any time, including upon consummation of the initial public offering of Common Stock;

         (d) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to this Plan;

         (e) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose;

         (f) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants; and

         (g) to construe and interpret this Plan and Options granted hereunder and to establish, amend, and revoke rules and regulations for the interpretation, management and administration of this Plan. In this connection, the Committee may supply any omission, reconcile any inconsistency, or correct any other defect in this Plan or in any Option agreement in the manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

All decisions and determinations by the Committee in the exercise of the foregoing powers shall be final and binding upon the Company and Option holders. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option.

         2.3. Appointment and Proceedings of Committee. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and subject to Section 2.1 hereof, may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3. Stock

         3.1. Stock to be Issued. The stock subject to Options granted under this Plan may be shares of authorized and issued Common Stock, shares of Common Stock held in treasury or both, at the discretion of the Company. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed 3,000,000 in the aggregate; provided, however, that the class and aggregate number of shares subject to Options shall be subject to adjustment as provided in Section 8 hereof.

         3.2. Termination of Option. If any Option granted under this Plan expires or otherwise terminates without having been exercised in whole or in part, the shares of Common Stock previously subject to the unexercised portion of that Option may be the subject of new Options under this Plan.

         3.3. No Fractional Shares. In no event shall any Option be exercisable for a fraction of a share of Common Stock.

SECTION 4. Eligibility

         4.1. Individuals Eligible. Incentive Options may be granted only to officers and other employees of the Company and WaveRider Companies, including members of the Board who are also employees of the Company or any WaveRider Company. Nonqualified Options may be granted to officers or other employees of the Company or any WaveRider Company, including members of the Board or the board of directors of any WaveRider Company, and to consultants and other individuals who render services to the Company or any WaveRider Company regardless of whether they are employees. Nonqualified Options may be granted to Non- Employee Directors only as provided in Section 4.2 hereof.

         4.2. Non-Discretionary Option Grants to Non-Employee Directors. Any other provision of this Plan to the contrary notwithstanding, Non-Employee Directors shall not be eligible to receive Options under the Plan except pursuant to this Section 4.2. Each Non-Employee Director who is elected by the stockholders of the Company to the Board initially on or subsequent to the date on which this Plan is approved by stockholders pursuant to Section 13 shall automatically be granted, upon such election, a Nonqualified Option to purchase 50,000 shares of Common Stock. Each Non-Employee Director who is reelected by the stockholder of the Company to the Board on or subsequent to said date of stockholder approval of this Plan still automatically be granted, upon each such reelection, a Nonqualified Option to purchase 50,000 shares of Common Stock. Options shall be granted pursuant to this Section 4.2 only to persons who are serving as Non-Employee Directors on the Grant Date. Any share grant referred to in this Section shall be subject to adjustment in accordance with Section 8 hereof. The purchase price per share of the Common Stock under each Option granted pursuant to this Section 4.2 shall be equal to the fair market value of the Common Stock, determined in accordance with Section 6.3 hereof, on the date the Option is granted. Each such Option shall expire on the tenth anniversary of the date of grant.

         4.3. Greater-Than-Ten-Percent Stockholders. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Option shall be granted to a Greater-Than-Ten-Percent Stockholder unless (a) the exercise price per share under the Incentive Option is not less than 110% of the fair market value of the Common Stock at the time at which the Incentive Option is granted and (ii) the Incentive Option is not exercisable to any extent after the fifth anniversary of the date on which the Incentive Option is granted.

         4.4. Maximum Aggregate Fair Market Value. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any Option holder during any calendar year under this Plan and any other plans of the Company or WaveRider Companies for the issuance of incentive stock options (within the meaning of Section 422 of the Code) shall not exceed $100,000 or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation. To the extent any Option exceeds the foregoing limitation, it shall be deemed a Nonqualified Option.

4.5. Limitation on Grants. In no event may any individual be granted Options with respect to more than 1,000,000 shares of Common Stock in any calendar year. The number of shares of Common Stock relating to an Option grant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Option is subsequently reduced, the transaction shall be deemed a cancellation of the original Option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 5. Termination of Employment or Death of Option Holder

         5.1. Termination of Employment. Except as otherwise expressly provided herein, an Option shall terminate on the earliest of:

           (a)    the date of expiration thereof;

           (b) the date of cancellation thereof pursuant to Section 8.3(c);

           (c) sixty days after the date on which the Option holder's employment with, or directorship or other services to, the Company and all WaveRider
Companies are terminated other than for Cause; provided, however, that if, before the date of expiration of the Option, the Option holder shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Option holder shall have the right prior to the termination of such Option to exercise the Option to the extent to which the Option holder was entitled to exercise such Option immediately prior to such retirement; and

           (d) the date on which the Option holder's employment with, or directorship or other services to, the Company and all WaveRider Companies is terminated voluntarily by the Option holder or by the Company or a WaveRider Company for Cause;

provided, however, that Nonqualified Options need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (c) and
(d) above nor to Section 5.2 below. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of an employment relationship between the Company and the Option holder shall be determined by the Committee at the commencement thereof, and the Committee shall promptly notify the Option holder of such determination. Options shall not be affected by any Option holder's change of employment within the Company and any WaveRider Companies or change in the identity of the Company or WaveRider Company to whom directorship or other services are provided, so long as the Option holder continues to be an employee of, or to provide such services to, the Company or any WaveRider Company.

         5.2. Death or Permanent Disability of Option Holder. In the event of the death or permanent and total disability of an Option holder prior to termination of the Option holder's services to the Company and prior to the date of expiration of such Option, such Option shall terminate on the earliest of its date of expiration, its date of cancellation pursuant to Section 8.3(c), and the date that is 180 days after the date of such death or disability. After the death of the Option holder, his or her executors, administrators or any individual or individuals to whom the Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the date of such termination, to exercise the Option to the extent the Option holder was entitled to exercise the Option immediately prior to his or her death. "Permanent and total disability" for these purposes shall be determined in accordance with Section 22(e)(3) of the Code and the rules, regulations and interpretations issued thereunder.

SECTION 6. Terms of Option Agreements

         Each Option shall be evidenced by an agreement (an "Option Agreement") in writing that shall contain such terms, conditions, restrictions and other provisions as the Committee shall from time to time deem appropriate. Any additional provisions shall not, however, be inconsistent with any other term or condition of this Plan and shall not cause any Incentive Option to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each Option agreement shall, by appropriate language, include the substance of the following provisions:

         6.1. Expiration of Option. Subject to Section 4.2 hereof, notwithstanding any other provision of this Plan or of the Option agreement, such Option shall expire on the date specified in the Option agreement, which date shall not, in the case of an Incentive Option, be later than the tenth anniversary (the fifth anniversary in the case of a Greater-Than-Ten-Percent Stockholder) of the date on which the Option was granted, or as specified in
Section 5 hereof.

         6.2. Exercise. Subject to Section 4.2 hereof, each Option may be exercised so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

         6.3. Exercise Price. Subject to Section 4.2 hereof, the exercise price per share under each Option shall be determined by the Committee at the time the Option is granted and shall not be less than the par value of the Common Stock obtainable upon the exercise thereof; provided, however, that the exercise price of any Incentive Option shall not, unless otherwise permitted by the Code, be less than the fair market value of the Common Stock on the date the Option is granted (110% of the fair market value in the case of a Greater-Than-Ten-Percent Stockholder). For these purposes, the "fair market value" of the Common Stock shall equal (a) the closing price per share on the date of grant of the Option as reported by a nationally recognized stock exchange, (b) if the Common Stock is not listed on such an exchange, as reported by the National Market System or another automated quotation system of the National Association of Securities Dealers, Inc., or (c) if the Common Stock is not quoted on any such system, the fair market value as determined by the Committee.

         6.4. Transferability of Options and Option Shares. No Option shall be transferable by its holder or by operation of law, otherwise than by will or under the laws of descent and distribution and shall not be subject to execution, attachment or similar process. Each Option shall, during the Option holder's lifetime, be exercisable only by the Option holder. The Committee may in its discretion provide upon the grant of any Option that the shares of Common Stock purchasable upon exercise of such Option shall be subject to such restrictions on transferability as the Committee may determine. Upon any attempt to transfer any Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or (if the Committee shall so determine) upon any levy or any attachment or similar process upon the rights and privileges conferred hereby, such Option shall thereupon terminate and become null and void.

         6.5. Rights of Option Holders. No Option holder or other person shall, by virtue of the granting of an Option, be deemed for any purpose to be the owner of any shares of Common Stock subject to such Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option shall have been exercised pursuant to the terms thereof with respect to such shares and the Company shall have issued and delivered the shares to the Option holder.

         6.6. Repurchase Right. The Committee may in its discretion provide upon the grant of any Option that the Company shall have an option to repurchase, upon terms and conditions determined by the Committee, all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time of grant of the Option for the shares subject to repurchase. In the event the Committee grants an Option subject to such a repurchase option, then so long as the shares purchased upon exercise of that Option remain subject to the repurchase option, each certificate representing those shares shall bear a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

         6.7. "Lockup" Agreement. The Committee may in its discretion specify upon granting an Option that the Option holder shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7. Method of Exercise; Payment of Exercise Price

         7.1. Method of Exercise. Any Option may be exercised by the Option holder by delivering to the Company, on any business day prior to the termination of the Option, a written notice specifying the number of shares of Common Stock the Option holder then desires to purchase and the address to which the certificates for such shares are to be mailed, accompanied by payment of the exercise price for such shares.

         7.2. Payment of Exercise Price. Payment for the shares of Common Stock purchased upon exercise of an Option shall be made by:

           (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price of the shares being purchased;

           (b) with the consent of the Committee, shares of Common Stock having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

           (c) with the consent of the Committee, by reducing the number of Option shares otherwise issuable to the Option holder upon exercise of the Option by a number of shares having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

           (d) with the consent of the Committee, a personal recourse note issued by the Option holder to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

           (e) with the consent of the Committee, such other consideration that is acceptable to the Committee and that has a fair market value, as determined by the Committee, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Committee; or

           (f) with the consent of the Committee, any combination of the foregoing.

As  promptly as  practicable  after  receipt of notice and  payment  pursuant to
Section 7.1 hereof and any documents required pursuant to Sections 9.2 and 9.3 hereof, the Company shall deliver to the Option holder a certificate registered in the name of the Option holder and representing the number of shares with respect to which such Option has been so exercised; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or any other body having jurisdiction in the premises shall require the Company or the Option holder to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action. Delivery by the Company of the certificate for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificate in the United States mail, addressed to the Option holder, at the address specified in the notice delivered pursuant to
Section 7.1 hereof.

SECTION 8. Changes in Company's Capital Structure

         8.1. Rights of Company. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to enter into, make or authorize, without limitation, (a) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (b) any merger or consolidation of the Company, (c) any issue of Common Stock or of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, (d) a dissolution or liquidation of the Company, (e) any sale or transfer of all or any part of the assets or business of the Company, or (f) any other corporate act or proceeding, whether of a similar character or otherwise.

         8.2. Recapitalization, Stock Splits and Dividends. If the Company shall effect any subdivision or consolidation of shares of its stock or other capital readjustment, the payment of a stock dividend, or any other increase or reduction of the number of shares of its stock outstanding, in any such case without receiving compensation therefor in money, services or property, then

           (a) the number, class and price per share of stock subject to each outstanding Option shall be appropriately adjusted in such a manner as to entitle an Option holder to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had the Option holder exercised the Option in full immediately prior to such event, and

           (b) the number and class of shares with respect to which Options may be granted under this Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under this Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

         8.3. Mergers, Sales, etc. If the Company shall be a party to a reorganization or merger with one or more other corporations (whether or not the Company is the surviving or resulting corporation), shall consolidate with or into one or more other corporations, shall be liquidated, or shall sell or otherwise dispose of substantially all of its assets to another corporation (each a "Transaction"), then:

           (a) subject to the provisions of clauses (b) and (c) below, after the effective date of the Transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option and at no additional cost, to receive shares of Common Stock or, if applicable, shares of such other stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the Transaction;

           (b) the Committee may accelerate the time for exercise of all outstanding Options to a date prior to the effective date of the Transaction, as specified by the Committee; or

           (c) all outstanding Options may be canceled by the Committee as of the effective date of the Transaction, provided that (i) notice of such cancellation shall have been given to each Option holder and (ii) each Option holder shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all outstanding Options, in full during the thirty-day period preceding the effective date of the Transaction.

         8.4. Adjustments to Common Stock Subject to Options. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

         8.5. Miscellaneous. Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under this Plan on account of any adjustment specified above.

SECTION 9. General Restrictions

         9.1. Granting of Options. No Option may be granted under this Plan after the tenth anniversary of the effective date hereof.

         9.2. Investment Representations. The Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such individual is acquiring the Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with the Securities Act and applicable state securities laws.

         9.3. Compliance with Securities Laws. The Company shall not be required to sell or issue any shares under any Option if the sale or issuance of such shares would constitute a violation by the Option holder or the Company of any provision of any law or regulation of any governmental authority, including the Securities Act. In addition, the Company shall not be required to sell or issue shares upon the exercise of any Option unless the Committee has received evidence satisfactory to it that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act and applicable state securities laws:

      "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the issuer of an opinion of counsel satisfactory to the issuer, in form and substance satisfactory to the issuer, that registration is not required for such sale or transfer."

The Company may, but shall not be obligated to, register the shares of stock covered by any Options pursuant to the Securities Act. In the event such shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         9.4. Other Certificate Legends. The Company may endorse such other legends upon the certificates for shares of Common Stock issued upon exercise of an Option and may issue such "stop transfer" instructions to the transfer agent for the Common Stock as the Committee may, in its discretion, determine to be necessary or appropriate (a) to implement the provisions of this Plan and such Option with respect to such shares and (b) to permit the Company to determine the occurrence of a disqualifying disposition (as defined in Section 421(b) of the Code) of shares issued upon exercise of Incentive Options.

         9.5. Employment Obligation. The granting of any Option shall not impose upon the Company or any WaveRider Company any obligation to employ or continue to employ any Option holder. The right of the Company and each WaveRider Company to terminate the employment of any officer or other employee thereof shall not be diminished or affected by reason of the fact that an Option has been granted to such officer or other employee.

SECTION 10.       Withholding Taxes

         10.1. Rights of Company. The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company or WaveRider Company that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such employer corporation in respect of the issuance or disposition of such shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee may prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

         10.2. Payment in Shares. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise, or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due.

         10.3. Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11.       Amendment or Termination of Plan

         11.1. Amendment. The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or
(ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to confirm it to the provisions of Rule 16b-3 (or successor rule) under the Exchange Act, as that Rule may be amended from time to time.

         Except as provided in Section 8 hereof, the rights and obligations under any Option granted before amendment of this Plan or any unexercised portion of such Option shall not be adversely affected by amendment of this Plan or such Option without the consent of the holder of such Option.

         11.2. Termination. This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Option. The power of the Committee to construe and interpret this Plan and the Options granted prior to the termination of this Plan shall continue after such termination.

SECTION 12.       Nonexclusivity of Plan

         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

         The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non- uniform and selective Plan agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the exercise by the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1 hereof.


SECTION 13.       Effective Date

         This Plan shall become effective upon its adoption by the Board, provided that the stockholders of the Company shall have approved this Plan within twelve months prior to or following the adoption of this Plan by the Board. Subject to the foregoing, Options may be granted under the Plan at any time subsequent to its effective date; provided, however, that (a) no such Option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of this Plan by the Board, and (b) all Options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

SECTION 14.       Provisions of General Application

         14.1. Severability. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, each of which shall remain in full force and effect.

         14.2. Construction. The headings in this Plan are included for convenience only and shall not in any way effect the meaning or interpretation of this Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to this Plan as a whole and not to any particular part of this Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

         14.3. Further Assurances. The Company and any holder of an Option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of this Plan and such Option and to assure to the Company and such Option holder the benefits contemplated by this Plan; provided, however, that neither the Company nor any Option holder shall in any event be required to take any action inconsistent with the provisions of this Plan.

         14.4. Governing Law. This Plan and each Option shall be governed by the laws of the State of Nevada.

                                    * * * * *

                                  FORM OF PROXY


                          WAVERIDER COMMUNICATIONS INC.

PROXY        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints T. Scott Worthington and William E. Krebs, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of the Common Stock of WaveRider Communications Inc., a Nevada corporation (the "Company"), held of record by the undersigned on April 22, 1999 at the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the British Columbia Room of the Royal York Hotel, 100 Front Street, Toronto, Ontario Canada M5J 1E3, on Friday, May 28, 1999, at 2:00 p.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.


1. ELECTION OF DIRECTORS, each to serve until the next annual Meeting of shareholders of the Company or until their respective successors all have been duly elected and qualified.

         [ ] FOR all nominees listed below (except as marked to the contrary).
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

GERRY CHASTELET      WILLIAM E. KREBS         WILLIAM H. LAIRD

CAMERON A MINGAY             D. BRUCE SINCLAIR


2. PROPOSAL TO RATIFY the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


3. PROPOSAL TO APPROVE the 1999 Incentive and Nonqualified Stock Option Plan

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE; FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY; AND, FOR THE APPROVAL OF THE 1999 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN.

         Please complete, sign and date this proxy where indicated and return it promptly to:

                            Mr. T. Scott Worthington
                          WaveRider Communications Inc.
                         235 Yorkland Blvd., Suite 1101
                         Toronto, Ontario Canada M2J 4Y8

Date: _____________, 1999     Signature: _____________________________


Name (Print)   ______________________________________________________



Signature (if held jointly):_________________________________________



Name (Print - if held jointly) ______________________________________


Registered Address: _________________________________________________

--------------------------------------------------------------------------------
(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)